May 24, 2019

TOUCHSTONE FUNDS GROUP TRUST

Touchstone Premium Yield Equity Fund (the "Fund")

Supplement to the Prospectus, Summary Prospectus,
and Statement of Additional Information dated January 30, 2019

IMPORTANT NOTICE REGARDING CHANGES TO THE FUND

Change in Name, Sub-Advisor, Investment Goal & Investment Strategy of the Fund

At a meeting of the Board of Trustees (the "Board") of Touchstone Funds Group Trust (the "Trust") held on May 16, 2019, Touchstone Advisors, Inc. ("Touchstone") proposed, and the Board approved, the following changes to the Fund, which will take effect on or about August 23, 2019: a name change for the Fund to the Touchstone International ESG Equity Fund, the appointment of Rockefeller & Co. LLC ("Rockefeller") as sub-advisor to the Fund, and the changes to the Fund's investment goal and principal investment strategy as detailed herein (together, the "Repurposing"). David P. Harris and Jimmy C. Chang will serve as the Fund's portfolio managers upon the appointment of Rockefeller. The Fund's current sub-advisor, Miller/Howard Investments, Inc. ("Miller/Howard"), will continue to serve as sub-advisor through August 22, 2019. The Repurposing does not require shareholder approval.

Effective August 23, 2019, all references to Miller/Howard as sub-advisor of the Fund in the summary prospectus, prospectus, and statement of additional information ("SAI") are deleted and replaced with Rockefeller and all references to the Touchstone Premium Yield Equity Fund are deleted and replaced with Touchstone International ESG Equity Fund.  Rockefeller also serves as sub-advisor to the Touchstone Sustainability and Impact Equity Fund (to be renamed the Touchstone Global ESG Equity Fund on or about July 29, 2019), a series of Touchstone Strategic Trust. As the sub-advisor, Rockefeller will make investment decisions for the Fund and will also ensure compliance with the Fund's investment policies and guidelines. As of March 31, 2019, Rockefeller managed approximately $9.4 billion in assets.

The following changes to the Fund's investment goal and principal investment strategy will be made in connection with the Repurposing, which will take effect on or about August 23, 2019:

	Current	Effective August 23, 2019
Investment Goal:	Seeks long-term growth of capital and high-current income.	Seeks long-term growth of capital.

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	Current	Effective August 23, 2019
Principal Investment Strategies:
The Fund invests, under normal market conditions, at least 80% of its assets in equity securities without regard to market capitalization. This is a non-fundamental policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. For purposes of the Fund, equity securities include common stock, depositary receipts, and real estate investment trusts (“REITs”). The Fund focuses on dividend-paying equity securities of U.S. companies and foreign companies that the sub-advisor, Miller/Howard Investments Inc. (“Miller/Howard”), believes possess attractive long-term return potential, primarily due to lower than average valuations and an improving business outlook. The Fund may invest up to 40% of its assets in both sponsored and unsponsored American Depositary Receipts (“ADRs”) and other depositary receipts representing interests in foreign securities, including emerging market securities.

The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of non-U.S. companies that meet certain financial and environmental, social, and governance criteria. The Fund’s 80% policy is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts such as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”), and interests in other investment companies, including exchange-traded funds that invest in equity securities.

Principal Investment Strategies (continued):	Miller/Howard's analytical process includes evaluation of a comprehensive Environmental, Social and Governance ("ESG") profile and assessment of the financial strength of the company.
The Fund’s sub-advisor, Rockefeller & Co. LLC (“Rockefeller”), selects investments for the Fund based on an evaluation of a company’s financial condition and its sustainability and impact practices. Rockefeller applies “bottom-up” security analysis that includes fundamental, sector-based research in seeking to identify businesses that have high or improving returns on capital, barriers to competition, and compelling valuations. Rockefeller’s sustainability and impact evaluation considers environmental, social, and governance criteria such as corporate governance practices, product quality and safety, workplace diversity practices, environmental impact and sustainability, community investment and development, and human rights record.

The Fund invests in securities of any size, but generally focuses on larger, more established companies. The Fund invests primarily in securities of companies domiciled in developed markets, but may invest up to 30% of its net assets in securities of companies domiciled in emerging and frontier markets. Emerging markets are defined as those countries not included in the MSCI World Index, a developed market index. As of March 31, 2019, the countries in the MSCI World Index included: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The country composition of the MSCI World Index can change over time. Frontier markets are those emerging market countries that have the smallest, least mature economies and least developed capital markets.

Upon the Repurposing, the Fund’s policy to invest, under normal circumstances, at least 80% of its assets in equity securities of non-U.S. companies that meet certain financial and environmental, social, and governance criteria will be a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.

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Additionally, upon the Repurposing, the Fund will be subject to certain additional principal risks including convertible securities risk, frontier markets risk, other investment companies risk, and preferred stock risk, which will be set forth in an updated prospectus and SAI for the Fund.

Reduction in Advisory Fee and Expense Limitations of the Fund

At the same Board meeting, the Board approved an amendment to the advisory agreement between Touchstone and Touchstone Funds Group Trust, on behalf of the Fund, in order to lower the Fund's advisory fee rate to 0.65% on the first $1 billion of average daily net assets and 0.60% on average daily net assets over $1 billion, effective August 23, 2019. The Fund's current advisory fee is 0.70% on the first $100 million of assets and 0.65% on average daily net assets over $100 million. The Fund’s advisory fee is accrued daily and paid monthly, based on the Fund’s average net assets during the current month. Additionally, effective August 23, 2019, the Advisor has agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.17%, 1.95%, and 0.90% of average daily net assets for Classes A, C, and Y shares, respectively. This contractual expense limitation is effective through September 29, 2020. The Fund’s current contractual expense limitations are 1.20%, 1.95%, and 0.95% for Classes A, C, and Y shares, respectively.

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Shareholders of the Fund will receive an Information Statement providing more information about the changes detailed herein.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-56-TFGT-TPYAX-S1-1905